Exhibit 99.1

Entercom Communications Corp.

Reports Third Quarter Results

Third Quarter Adjusted EBITDA Grows 26%

(Bala Cynwyd, Pa. October 26, 2012) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended September 30, 2012.

Third Quarter Highlights

•	Net revenues for the quarter increased 2% to $102.3 million

•	Station expenses decreased 9% to $63.6 million

•	Station operating income increased 25% to $38.7 million

•	Adjusted EBITDA increased 26% to $33.5 million

•	Adjusted net income per share decreased 7% to $0.27

•	Free cash flow was flat at $20.6 million

David J. Field, President and Chief Executive Officer, stated: “I am pleased to report that Entercom posted strong growth in Station Operating Income and EBITDA during the third quarter. Our focus on business model reinvention continued to reflect favorably on our operating expenses, which also benefited from the recent industry-wide settlement with BMI. The brands we reformatted in 2011 are now starting to contribute to growth and we made a number of operational moves during the quarter which will strengthen our competitive position and enhance our future growth prospects. Fourth quarter pacings look solid and we expect another quarter of solid growth in EBITDA.”

Additional Information

Effective October 5, Entercom began broadcasting ESPN Radio on the Company’s WEEI 850 AM signal. “ESPN on WEEI” now airs ESPN’s entire national lineup. The Company launched a simulcast of WEEI 850 AM on its Boston 93.7 FM signal in September 2011 and will continue to broadcast WEEI’s award winning local sports talk programming as well as Red Sox baseball and Celtics basketball on 93.7 FM. The combination of Boston’s leading sports station, WEEI-FM, and the new ESPN on WEEI 850 AM, together with the Company’s ability to cross promote content through its existing mobile and digital platforms, gives passionate Boston sports fans the very best in local and national sports content.

During the third quarter, the Company announced a new multi-year partnership with the University of Florida and its radio stations WRUF-AM (sports talk) and WRUF-FM (country) in Gainesville, Florida. Entercom now sells the commercial advertising for these stations through a joint sales agreement and will provide educational opportunities to University of Florida students at Entercom’s stations. The partnership compliments the Company’s existing two FM stations in the Gainesville market.

Exhibit 99.1 - Page 1

The Company recorded an expense credit in the quarter as a result of the radio industry’s recent settlement with Broadcast Music, Inc. (BMI). As part of the settlement, broadcasters received a credit for music licensing overpayments from years 2010 and 2011. The Company’s credit for overpayments from prior years was $2.0 million, all of which was recorded in the third quarter.

During the quarter, Entercom was named by Information Week as one of the Top 500 Technology Innovators in the United States. Entercom was the only radio broadcasting company named to the Top 500 and joined such innovative companies as Boeing, Verizon Wireless and Cisco.

The Company reduced its outstanding net senior debt by $23.8 million during the quarter. As of September 30, 2012, the Company had $6.6 million in cash and $586.9 million of senior debt. Net interest expense increased in the quarter versus the prior year as a result of the Company’s Fall 2011 refinancing of its prior credit facility which had very favorable borrowing costs.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Friday, October 26th, 2012 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the third quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 888-568-0531 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. (NYSE: ETM), led by President and CEO David Field, is one of the largest radio broadcasting companies in the United States, with a nationwide portfolio of over 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City.

Known for developing unique and highly successful locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Buffalo Bills, Buffalo Sabres, Kansas City Royals, Memphis Grizzlies, New Orleans Saints, New Orleans Hornets, Oakland Athletics and San Jose Sharks.

Entercom focuses on creating effective multi-platform marketing solutions for its customers, incorporating the company’s audio, digital and experiential assets. Additionally, the company has a long-standing commitment to responsible corporate citizenship and environmental stewardship. Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

Exhibit 99.1 - Page 2

The company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism, as well as the National Association of Broadcasters (NAB) Marconi Award for excellence in radio broadcasting. In 2012, Entercom was named by Information Week as one of the Top 500 Technology Innovators in the United States.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management are ignored for the purpose of computing this data. There were no material acquisitions during the periods presented in the above tables.

Exhibit 99.1 - Page 3

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

Exhibit 99.1 - Page 4

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 5

Third Quarter 2012

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
STATEMENTS OF OPERATIONS
Net Revenues	$102,295	$100,429	$286,832	$287,593

Station Expenses	63,550	69,548	190,687	202,389
Station Expense – Non-Cash Compensation	169	223	433	550
Corporate Expenses	5,232	4,214	15,608	14,962
Corporate Expenses – Non-Cash Compensation	1,097	1,337	3,551	5,676
Depreciation And Amortization	2,746	2,771	8,242	8,535
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees (Income)	(4)	—	238	244
Net Loss On Sale Or Disposition of Assets	120	73	123	142

Total Operating Expenses	72,910	78,166	241,189	234,040

Operating Income	29,385	22,263	45,643	53,553

Other Expense (Income) Items:
Net Interest Expense	13,285	5,251	40,854	16,477
Net Gain On Derivative Instruments	—	—	(1,346)	—
Net Loss On Investments	50	—	50	—
Other Income	(35)	(11)	(81)	(16)

Total Other Expense	13,300	5,240	39,477	16,461

Income Before Income Taxes (Benefit)	16,085	17,023	6,166	37,092
Income Taxes (Benefit)	7,908	8,792	2,245	(20,894)

Net Income	$8,177	$8,231	$3,921	$57,986

Net Income Per Share – Basic	$0.22	$0.23	$0.11	$1.59

Net Income Per Share – Diluted	$0.22	$0.22	$0.10	$1.53

Weighted Common Shares Outstanding – Basic	36,735	36,367	36,704	36,355

Weighted Common Shares Outstanding – Diluted	37,548	37,463	37,662	37,825

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$825	$1,767	$1,787	$4,040

Income Taxes Paid	$—	$—	$99	$82

Cash Interest	$3,105	$4,238	$29,068	$13,685

Exhibit 99.1 - Page 6

	September 30,
	2012	2011
SELECTED BALANCE SHEET DATA
Cash And Cash Equivalents	$6,603	$4,869
Total Assets	924,259	908,953
Current Debt	26,199	605,527
Senior Debt (including Current Debt)	369,500	605,628
Senior Notes	217,285	—
Total Shareholders’ Equity	258,648	241,101

OTHER FINANCIAL DATA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$63,719	$69,771	$191,120	$202,939
Station Expenses – Non-Cash Compensation	(169)	(223)	(433)	(550)

Station Expenses	63,550	69,548	190,687	202,389

Reconciliation Of GAAP Corporate General & Administrative Expenses
To Corporate Expenses
Corporate General & Administrative Expenses	$6,329	$5,551	$19,159	$20,638
Corporate Expenses – Non-Cash Compensation	(1,097)	(1,337)	(3,551)	(5,676)

Corporate Expenses	$5,232	$4,214	$15,608	$14,962

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$29,385	$22,263	$45,643	$53,553
Corporate Expenses	5,232	4,214	15,608	14,962
Corporate Expenses – Non-Cash Compensation	1,097	1,337	3,551	5,676
Station Expenses – Non-Cash Compensation	169	223	433	550
Depreciation And Amortization	2,746	2,771	8,242	8,535
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees (Income)	(4)	—	238	244
Net Loss On Sale Or Disposition of Assets	120	73	123	142

Station Operating Income	$38,745	$30,881	$96,145	$85,204

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$8,177	$8,231	$3,921	$57,986
Income Taxes (Benefit)	7,908	8,792	2,245	(20,894)
Total Other Expense	13,300	5,240	39,477	16,461
Corporate Expenses – Non-Cash Compensation	1,097	1,337	3,551	5,676
Station Expenses – Non-Cash Compensation	169	223	433	550
Depreciation And Amortization	2,746	2,771	8,242	8,535
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees (Income)	(4)	—	238	244
Net Loss On Sale Or Disposition of Assets	120	73	123	142

Adjusted EBITDA	$33,513	$26,667	$80,537	$70,242

Exhibit 99.1 - Page 7

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$8,177	$8,231	$3,921	$57,986
Depreciation And Amortization	2,746	2,771	8,242	8,535
Deferred Financing Costs Included In Interest Expense	1,111	941	3,283	2,825
Amortization Of Original Issue Discount Included In Interest Expense	62	—	182	—
Non-Cash Compensation Expense	1,266	1,560	3,984	6,226
Net Loss On Sale Or Disposition of Assets	120	73	123	142
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Gain On Derivative Instruments	—	—	(1,346)	—
Net Loss On Investments	50	—	50	—
Other Income	(35)	(11)	(81)	(16)
Income Taxes (Benefit)	7,908	8,792	2,245	(20,894)
Capital Expenditures	(825)	(1,767)	(1,787)	(4,040)
Income Taxes Paid	—	—	(99)	(82)

Free Cash Flow	$20,580	$20,590	$41,024	$52,224

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$29,385	$22,263	$45,643	$53,553
Depreciation and Amortization	2,746	2,771	8,242	8,535
Non-Cash Compensation Expense	1,266	1,560	3,984	6,226
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Interest Expense, Net of Interest And Dividend Income, Deferred Financing Costs & OID	(12,112)	(4,310)	(37,389)	(13,652)
Capital Expenditures	(825)	(1,767)	(1,787)	(4,040)
Net Loss On Sale Or Disposition of Assets	120	73	123	142
Income Taxes Paid	—	—	(99)	(82)

Free Cash Flow	$20,580	$20,590	$41,024	$52,224

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$8,177	$8,231	$3,921	$57,986
Income Taxes (Benefit)	7,908	8,792	2,245	(20,894)
Net Loss On Sale Or Disposition of Assets	120	73	123	142
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Gain On Derivative Instruments	—	—	(1,346)	—
Net Loss On Investments	50	—	50	—
Other Income	(35)	(11)	(81)	(16)
Non-Cash Compensation Expense	1,266	1,560	3,984	6,226

Adjusted Income Before Income Taxes	17,486	18,645	31,203	44,986
Income Taxes	7,344	7,831	13,105	18,894

Adjusted Net Income	$10,142	$10,814	$18,098	$26,092

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding – Diluted, As Reported	37,548	37,463	37,662	37,825

Adjusted Net Income Per Share – Diluted	$0.27	$0.29	$0.48	$0.69

Exhibit 99.1 - Page 8